UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                        0-27002                   94-3333649
     --------                        -------                   ----------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation or                                     Identification No.)
       organization)


                        1613 Santa Clara Drive, Suite 100
                               Roseville, CA 95661
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 797-6800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers;Election of Directors; Appointment of Principal Officers
              ---------------------------------

          (b) Resignation of Director

     Mr. Timothy B. Nyman resigned from the Board of Directors of International DisplayWorks, Inc. (the "Company") effective December 13, 2005.

          (c) Appointment of Chief Operating Officer

     Mr. Jeffrey G. Winzeler was appointed as Chief Operating Officer of the Company effective December 12, 2005. Mr. Winzeler joined the Company in January 2005 and currently serves as Chief Financial Officer of the Company.

     Previously he was the Controller for Intel Corporation since 1988. Most recently, Mr. Winzeler was the Controller for Intel's ~$2 billion Flash Memory division. During his time with Intel, Mr. Winzeler served in the United States, Malaysia and Israel. Mr. Winzeler earned his Bachelor of Science in Finance from the University of Idaho.

     Mr. Winzeler has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.

Section 9 - Financial Statement and Exhibits
--------------------------------------------

         Item 9.01 Financial Statements and Exhibits

Exhibit No.         Exhibit Description
----------          -------------------
       99           Press Release titled "International DisplayWorks Announces the Appointment of Jeff Winzeler as Chief Operating Officer"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL DISPLAYWORKS, INC.,
                                   a Delaware Corporation

Dated:  12/02/05                   /s/ Alan Lefko
        --------                   -------------------------------------------
                                   Alan Lefko,
                                   Vice President of Finance


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